UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  April 16, 2009

TIME WARNER INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-15062	13-4099534
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Time Warner Center, New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

212-484-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On April 6, 2009, Time Warner Inc. (“Time Warner”) commenced a consent solicitation (the “Consent Solicitation”) to amend certain provisions of the Indentures (as defined below) governing outstanding debt securities of Time Warner and certain of its subsidiaries.  A total of approximately $12.3 billion aggregate principal amount of debt securities are currently outstanding under the Indentures.

The requisite consents in connection with the Consent Solicitation were received.  Accordingly, on April 16, 2009, Time Warner, Historic TW Inc. (including in its capacity as successor to Time Warner Companies, Inc. (“TWCI”)), a Delaware corporation (“HTW”), AOL LLC, a Delaware limited liability company (“AOL”), Turner Broadcasting System, Inc., a Georgia corporation (“TBS”), and The Bank of New York Mellon, as Trustee, executed and delivered the following five supplemental indentures (the “Supplemental Indentures”):

(a)
First Supplemental Indenture to the Indenture dated as of April 19, 2001, among Time Warner as issuer, AOL, HTW (including in its capacity as successor to TWCI) and TBS as guarantors, and The Bank of New York Mellon, as Trustee (as amended and supplemented, the “2001 TWX Indenture”);

(b)
Second Supplemental Indenture to the Indenture dated as of June 1, 1998, among HTW as issuer, Time Warner, AOL, HTW (in its capacity as successor to TWCI) and TBS as guarantors, and The Bank of New York Mellon, as Trustee (as amended and supplemented, the “1998 HTW Indenture”);

(c)
Ninth Supplemental Indenture to the Indenture dated as of January 15, 1993, among HTW (in its capacity as successor to TWCI) as issuer, Time Warner, AOL, HTW (in its own capacity and not as successor to TWCI) and TBS as guarantors, and The Bank of New York Mellon, as Trustee (as amended and supplemented, the “1993 HTW Indenture”);

(d)
Sixth Supplemental Indenture to the Indenture dated as of October 15, 1992, among HTW (in its capacity as successor to TWCI) as issuer, Time Warner, AOL, HTW (in its own capacity and not as successor to TWCI) and TBS as guarantors, and The Bank of New York Mellon, as Trustee (as amended and supplemented, the “1992 HTW Indenture”); and

(e)
Sixth Supplemental Indenture to the Indenture dated as of May 15, 1993, among TBS as issuer, Time Warner, AOL and HTW (including in its capacity as successor to TWCI) as guarantors, and The Bank of New York Mellon, as Trustee (as amended and supplemented, the “1993 TBS Indenture”, and, together with the 2001 TWX Indenture, the 1998 HTW Indenture, the 1993 HTW Indenture and the 1992 HTW Indenture, the “Indentures”).

The Supplemental Indentures amend the covenant in each Indenture that provides that none of the issuer or the guarantors under such Indenture shall convey or transfer its properties and assets substantially as an entirety to any person, unless certain conditions are met, including that the transferee assume the related guarantee.  The Supplemental Indentures permit the conveyance or transfer by AOL of its properties and assets substantially as an entirety without compliance with such conditions (but subject to the concurrent or prior issuance of the HBO Guarantee, as discussed below), unless such disposition constitutes a conveyance or transfer of the properties and assets of the issuer and the guarantors (under the relevant Indenture) and their respective subsidiaries, when considered as a whole, substantially as an entirety.  Such permitted conveyance or transfer by AOL will be subject to the concurrent or prior issuance of a guarantee by Time Warner’s wholly owned subsidiary, Home Box Office, Inc. (“HBO”), of the full and punctual payment of all the monetary obligations and the full and punctual performance within applicable grace periods of all other obligations of HTW (including obligations to the Trustee) under the Indentures (the “HBO Guarantee”).  The HBO Guarantee will be issued only in connection with a disposition by AOL of its properties and assets substantially as an entirety.  Each of the Supplemental Indentures became effective on April 16, 2009.  Copies of the Supplemental Indentures are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5.

The following securities are currently outstanding under the Indentures:

Issuer/ Indenture	Debt Security Description	CUSIP No.	Aggregate Principal Amount Outstanding

Historic TW Inc.*a (1992 HTW Indenture)	9.125% Debentures due 2013	887315AK5	$1,000,000,000

Historic TW Inc.* (1993 HTW Indenture)	8.05% Debentures due 2016	887315BA6	$150,000,000
	7.25% Debentures due 2017	887315BJ7	$500,000,000
	9.15% Debentures due 2023	887315AM1	$602,337,000
	7.57% Debentures due 2024	887315BH1	$450,000,000
	6.85% Debentures due 2026	887315BB4	$28,481,000
	6.95% Debentures due 2028	887315BM0	$500,000,000
	8.30% Discount Debentures due 2036	887315AZ2	$200,000,000[1]

Historic TW Inc. (1998 HTW Indenture)	6.875% Debentures due 2018	887315AY5	$600,000,000
	6.625% Debentures due 2029	887315BN8	$1,000,000,000

Turner Broadcasting System, Inc. (1993 TBS Indenture)	8.375% Senior Notes due 2013	900262AR7	$300,000,000

Time Warner Inc. (2001 TWX Indenture)	6.75% Notes due 2011	00184AAB1	$1,000,000,000
	6.875% Notes due 2012	00184AAF2	$2,000,000,000
	7.625% Debentures due 2031	00184AAC9	$2,000,000,000
	7.70% Debentures due 2032	00184AAG0	$2,000,000,000

* In its capacity as successor to TWCI.
1 The face value of this series of debentures is $200,000,000.  As of April 2, 2009, the accreted principal amount outstanding of this series of debentures was approximately $106,306,000.

Item 8.01.  Other Events.

On April 16, 2009, Time Warner issued a press release announcing the completion of the Consent Solicitation.  A copy of the press release is attached hereto as Exhibit 99.6.

Item 9.01.  Financial Statements and Exhibits.

Exhibit	Description

99.1	First Supplemental Indenture to the 2001 TWX Indenture.
99.2	Second Supplemental Indenture to the 1998 HTW Indenture.
99.3	Ninth Supplemental Indenture to the 1993 HTW Indenture.
99.4	Sixth Supplemental Indenture to the 1992 HTW Indenture.
99.5	Sixth Supplemental Indenture to the 1993 TBS Indenture.
99.6	Press Release, dated April 16, 2009, issued by Time Warner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIME WARNER INC.
By:	/s/ Pascal Desroches
	Name:	Pascal Desroches
	Title:	Senior Vice President and Controller

Date:  April 16, 2009

EXHIBIT INDEX

Exhibit	Description

99.1	First Supplemental Indenture to the 2001 TWX Indenture.
99.2	Second Supplemental Indenture to the 1998 HTW Indenture.
99.3	Ninth Supplemental Indenture to the 1993 HTW Indenture.
99.4	Sixth Supplemental Indenture to the 1992 HTW Indenture.
99.5	Sixth Supplemental Indenture to the 1993 TBS Indenture.
99.6	Press Release, dated April 16, 2009, issued by Time Warner.